                            INDEPENDENT AUDITORS' CONSENT


We consent to the incorporation by reference in the Registration Statement of SC Bancorp on Form S-8 (No. 33-38666) of our report dated January 24, 1996, appearing in the Annual Report on Form 10-K of SC Bancorp for the year ended December 31, 1995.



/s/ DELOITTE & TOUCHE LLP

Los Angeles, California
March 25, 1996